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(KPMG Peat Marwick LLP Letterhead)


                           INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The Minnesota Mutual Life Insurance Company and
Contract Owners of Minnesota Mutual Group Variable Annuity Account:


We consent to the use of our reports included herein and to the reference to our Firm under the heading "AUDITORS" in Part B of the Registration Statement.


                                       /s/ KPMG Peat Marwick LLP


                                       KPMG Peat Marwick LLP

Minneapolis, Minnesota
October 30, 1995